Restructuring	12 Months Ended
Dec. 31, 2014
Restructuring and Related Activities [Abstract]
Restructuring
RESTRUCTURING
Successor Periods
In accordance with the applicable guidance for Nonretirement Postemployment Benefits, we accounted for termination benefits and recognized liabilities when the loss was considered probable that employees were entitled to benefits and the amounts could be reasonably estimated.
Since the Acquisition date, we have incurred costs associated with involuntary termination benefits associated with corporate-related initiatives associated with our transition and cost-saving opportunities related to the separation from DuPont. During the Successor years ended December 31, 2014 and 2013 we incurred restructuring costs of $8.5 million and $120.7 million, respectively. These amounts are recorded within selling, general, and administrative expenses in the consolidated statements of operations. The payments associated with these actions are expected to be completed by December 2015.
The following tables summarize the activities related to the restructuring reserves, recorded within other accrued liabilities, and expenses for the Successor years ended December 31, 2013 and 2014:

2013 Activity
Balance at February 1, 2013 (At acquisition date)	$0.5
Expense recorded	120.7
Payments	(23.7)
Foreign currency translation	0.9
Balance at December 31, 2013	$98.4

2014 Activity
Balance at December 31, 2013	$98.4
Expense Recorded	8.5
Payments Made	(51.6)
Foreign Currency Changes	(6.8)
Balance at December 31, 2014	$48.5
Predecessor Periods
There was no expense recorded during the Predecessor periods January 1, 2013 through January 31, 2013 associated with restructuring. At December 31, 2012 of the Predecessor period, total liabilities relating to restructuring activities were $2.1 million. For the Predecessor year ended December 31, 2012 there were reductions in expense resulting from changes in estimates of $0.3 million.